UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2010
Date of Report (Date of earliest event reported)

DOLAT VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-151570	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Eighth Avenue, Suite 401 New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 502-6657
Registrant’s telephone number, including area code

n/a
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_____

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective on April 13, 2010, the Board of Directors of Dolat Ventures, Inc., a Nevada corporation (the "Company") filed an amendment to the articles of incorporation for the Company with the Nevada Secretary of State (the “Amendment”). The Amendment increased the authorized capital stock of the Company to 250,000,000 shares of common stock, par value $0.001, and 1,000,000 shares of preferred stock, par value $0.001.

The Board of Directors approved and authorized the Amendment pursuant to written consent resolutions dated April 12, 2010. The shareholders of the Company approved the Amendment pursuant to written consent resolutions dated April 12, 2010.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1 Amendment to Articles of Incorporation of Dolat Ventures, Inc. dated April 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLAT VENTURES, INC.
DATE: April 19, 2010.	/s/ SHMUEL DOVID HAUCK ___________________________________ Name: Shmuel Dovid Hauck Title: President/Chief Executive Officer